Exhibit 99.1 CABA-201 Clinical and Translational Data from the RESET Phase 1/2 Trials NOVEMBER 2024 © 2024 Cabaletta Bio. All rights reserved.

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Such risks and uncertainties include, but are not limited to, risks related to the success, cost, and timing of our product candidate development activities and preclinical studies and clinical trials, risks related to our ability to demonstrate sufficient evidence of safety, efficacy and tolerability in our preclinical studies and clinical trials of CABA-201, DSG3-CAART and MuSK-CAART, the risk that the results observed with the similarly-designed construct, including, but not limited to, due to dosing regimen, are not indicative of the results we seek to achieve with CABA-201, ethe risk that signs of biologic activity or persistence may not inform long-term results, the risk that interim results do not always inform later results, the risk that piersistence observed with effective CD19-CAR T oncology studies in combination with lymphodepletion is not indicative of, or applicable to, clinical responses in patients with mPV, risks related to clinical trial site activation or enrollment rates that are lower than expected, our ability to protect and maintain our intellectual property position, risks related to our relationships with third parties, uncertainties related to regulatory agencies’ evaluation of regulatory filings and other information related to our product candidates, our ability to retain and recognize the intended incentives conferred by any Orphan Drug Designations and Fast Track Designations, risks related to regulatory filings and potential clearance, the risk that any one or more of our product candidates will not be successfully developed and commercialized, the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies, and risks related to volatile market and economic conditions and public health crises. 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Today’s Agenda AGENDA TOPIC SPEAKER Steven Nichtberger, MD CABA-201 Overview Chief Executive Officer Lessons from Oncology: Expanding CAR T Carl H. June, MD Director of the Center for Cellular Immunotherapies, Penn Medicine Cell Therapies into Autoimmunity CABA-201 Clinical and Translational Data David Chang, MD, MPH, FACR TM Chief Medical Officer from the RESET Clinical Program Steven Nichtberger, MD Conclusions Chief Executive Officer Q&A 3

CABA-201: CD19-CAR T specifically designed for autoimmunity

Cabaletta's CD19 binder with similar *in vitro* & *in vivo* activity to construct used in academic studies[1,3]

Fully human anti-CD19 binder
Similar binding affinity & biologic activity to FMC63, with binding to the same epitopes[1,2]

4-1BB costimulatory domain
Same co-stim. domain as used in academic studies

CD3-ζ signaling domain



CABA-201[5]

Clinical data reported by IASO using licensed CD19 binder in oncology[4]

- **Fully human binder**
  Evaluated as dual-CAR combined with CD22 binder with standard Flu/Cy preconditioning
- **Data reported in ~20 patients to date**
  B cell leukemia and lymphoma in IIT in China
- **Safety data supports autoimmune development**

IIT – Investigator-initiated trial; Flu/Cy – Fludarabine/Cyclophosphamide

1. Peng, Binghao J, et al. "Preclinical specificity and activity of CABA-201, a fully human 4-1BB containing CD19 CAR T therapy for treatment-resistant autoimmune disease." Poster presented at: American Society Gene and Cell Therapy 26th Annual Meeting; 2023 May 19; Los Angeles, CA.
2. Dai, Zhenyu, et al. "Development and functional characterization of novel fully human anti-CD19 chimeric antigen receptors for T-cell therapy." Journal of Cellular Physiology 236.8 (2021): 5832-5847.
3. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700.

4. Evaluated as part of CT120, a dual-CD19xCD22 CAR T product candidate under development by Nanjing IASO Biotherapeutics, Co., Ltd. (IASO Bio).
5. Transmembrane domain in CABA-201 is CD8α vs. TNFRSF19 (Troy) utilized in the academic construct. The two transmembrane domains have not been shown to have a significant difference in function or IFN-γ production in preclinical studies. The CD8α transmembrane domain is employed in tisagenlecleucel.

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RESET™ clinical program for CABA-201, a CD19-directed CAR T

Multiple autoimmune diseases evaluated in distinct disease cohorts across five clinical trials

Program	Trial	Preclinical	Phase 1/2	Pivotal
CABA-201 (FTD) *4-1BB CD19-CAR T*	**RESET-Myositis™**	*Dermatomyositis*		
		Anti-synthetase syndrome		
		IMNM		
		Juvenile Myositis		
	RESET-SLE™	*Lupus Nephritis*		
		Non-Renal SLE		
	RESET-SSc™	*Skin + Organ Cohort*		
		Skin Cohort		
	RESET-MG™	*AChR-Ab pos. gMG*		
		AChR-Ab neg. gMG		
	RESET-PV™	*Mucocutaneous & mucosal pemphigus vulgaris*[2]		

Rheumatology
Neurology
Dermatology
Contains cohort(s) without preconditioning
Pediatric Indication

RESET™ – **RE**storing **SE**lf-**T**olerance; IMNM – Immune-mediated necrotizing myopathy; SLE – Systemic lupus erythematosus; Ab – Antibody; AChR – Acetylcholine receptor; gMG – Generalized myasthenia gravis

● FDA Fast Track Designation received in dermatomyositis, SLE and lupus nephritis, systemic sclerosis, mucosal pemphigus vulgaris, and MuSK-Ab positive MG.

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Expanding clinical site footprint across RESET™ program[1]

16 patients enrolled and 10 patients dosed across RESET™ studies, with 40 actively recruiting U.S. sites

- Clinical development expanding to Europe in 2025 with EMA CTA authorization for CABA-201 received for RESET-SLE™
- Gerwin Winter appointed as SVP and Head of International at Cabaletta Bio



SLE sites
Myositis sites
SSc sites
MG sites
PV sites

RESET™ Program Upcoming Milestone:

❑ **2025:** Data permitting, anticipate meeting with FDA regarding potential registrational trial designs for CABA-201

1. Data per clinicaltrials.gov as of November 12, 2024, as compared to companies with actively recruiting U.S. clinical sites for autoimmune cell therapy trials under company-sponsored INDs.

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Lessons from Oncology: Expanding CAR T Cell Therapies into Autoimmunity 7

Success of CAR T in oncology established over decades

B cell cancer experience with CAR T informs use in autoimmune patients



1987
First CAR design[1]
1994
First report of CAR T cells killing tumor cells in mice[2]
2003
First anti-CD19 CAR reported[5]
2017
First CAR T cell therapy approved by FDA (tisagenlecleucel)[7]
1994
First clinical trial of CAR T for HIV initiated[3]
1998
First CD28-costimulated CAR reported[4]
2004
First 4-1BB-costimulated CAR reported[6]
2021
Early report of CAR T cell therapy for autoimmune disease in humans[8]

- Multiple types of cell therapies are in Phase 1/2 studies, with the majority being autologous CAR T cell therapy[9]
- ~800 ongoing CAR T trials, with the majority in the US and China[10]

Experience in oncology has established foundation for application in autoimmune disease

1. Kuwana Y, et al. Biochem Biophys Res Commun. 1987;149(3):960-968. 2. Moritz D, et al. Proc Natl Acad Sci USA. 1994;91:4318-4322. 3. Roberts MR, et al. Blood. 1994;84(9):2878-2889. 4. Krause A, et al. J Exp Med. 1998;188:619-626. 5. Brentjens RJ, et al. Nat Med. 2003;101(4):1637-1644. 6. Imai C, et al. Leukemia. 2004;18:676-684. 7. O'Leary MC, et al. Clin Cancer Res. 2019;25(4):1142-146. 8. Mougiakakos D, et al. N Engl J Med. 2021;385(6):567-569. 9. Krishnamurthy A, et al. Wells Fargo, November 2017. 10. Clinicaltrials.gov. Accessed November 14, 2024. https://clinicaltrials.gov/search?intr=chimeric%20antigen%20receptor.

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Considerations for CAR T therapy in cancer and autoimmunity

Factors that predict adverse events and relapse differ in patients with autoimmune diseases[1]

Cancer


CAR
T cell
Necrotic
cell
Cancer
cells
Treg
Fibroblast
TME



Cancer (DLBCL)
~10 trillion cells

High risk[1-5]

Risk of side effects related to target B cell burden (including CRS and ICANS)[1-5]

Risk of treatment failure due to mutational load (antigen escape)[1,2]

Risk of permanent B cell aplasia due to prior bone marrow damage[2]

Risk of environmental barriers for CAR T cell infiltration

← **Anticipated risk of suboptimal outcomes** →

Autoimmune disease


Healthy
cells
Diseased
cell

Healthy B cells
300 billion cells[7]



Lower Risk[1,6]

Images adapted from Baker DJ, et al. 2023.[1]

TME, tumor microenvironment.
1. Baker DJ, et al. *Nature.* 2023;619(7971):707-715. 2. Sterner RC, Sterner RM. *Blood Cancer J.* 2021;11(4):69. 3. Breyanzi. Prescribing information; 2024. 4. Yescarta. Prescribing information; 2024. 5. Kymriah. Prescribing information; 2022. 6. Müller F, et al. *N Engl J Med.* 2024;390(8):687-700. 7. Sender, R et al. *PNAS* 2023 e2308511120.

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Potential adverse events after CAR T cell therapy in cancer

Physician experience in oncology has established algorithms for routine management of common AEs


Hypogamma-globulinemia
CRS events
Cytopenias & neutropenias, increasing risk of infection
ICANS events

CRS/ICANS assessment parameters[1]


CRS
Graded 1–4 depending on severity & manifestations
Fever
with
Hypotension
and/or
Hypoxia
ICANS
Graded 1–4 depending on severity & manifestations
ICE score
Measures alterations in speech, orientation, handwriting, attention, & receptive aphasia2
Consciousness
Seizure
Motor findings
ICP/cerebral edema

Managing CRS & ICANS events

- CRS: Tocilizumab +/- steroids & supportive care[3]
- ICANS: Steroids, supportive care and anti-seizure medications when appropriate[4]
- Seizure prophylaxis is a routine part of some CAR T therapy administration protocols [5-8]

Image adapted from Bonifant CL, et al. 2016,[9] Verdun N and Marks P. 2024,[10] Adkins S, et al. 2019.[11]

AE, adverse event; CAR, chimeric antigen receptor; CRS, cytokine release syndrome; ICANS, immune effector cell-associated neurotoxicity syndrome; ICE, immune effector cell encephalopathy; ICP, intracranial pressure

1. Lee DW, et al. *Biol Blood Marrow Transplant.* 2019;25(4):625–638. 2. Herr MM, et al. *Biol Blood Marrow Transplant.* 2020;26(11):e271–e2744. 3. Zhang Y, et al. *J Clin Med.* 2023;12(19):6124. 4. Jain MD, et al. *Blood.* 2023;141(20):2430–2442. 5. The EBMT/EHA CAR-T Cell Handbook. Available at: www.ebmt.org/sites/default/files/2022-02/2022_Book_TheEBMTEHACAR-TCellHandbook.pdf (accessed October 2022). 6. Pensato U, et al. *J Neurol.* 2023;270(5):2659–2673. 7. Pensato U, et al. *Neurol Sci.* 2024;45(8):4007–4014. 8. Mackensen A, et al. *Nat Med.* 2022;28(10):2124–2132. 9. Bonifant CL, et al. *Mol Ther Oncolytics.* 2016;3:16011. 10. Verdun N, Marks P. *N Eng J Med.* 2024;390(7):584-586. 11. Adkins S. *J Adv Pract Oncol.* 2019;10(suppl 3):21-28.

10

CABA-201 Clinical and Translational Data TM from the RESET Clinical Program 11

Autoimmune disease patients face substantial unmet medical needs

Despite therapies with chronic broad immunosuppression, mortality is increased, and quality of life is reduced*[1-4]

Myositis

- Chronic inflammation often leads to permanent tissue damage[1]
- Progressive weakness, pain, dysphagia, and extramuscular manifestations are also common[5]

Systemic lupus erythematosus

- Progressive, multi-organ damage[6]
- ~40% develop lupus nephritis with 25% risk of death or ESKD within 10 years[7,8]

Systemic sclerosis

- Progressive skin and organ fibrosis, which often leads to irreversible lung, cardiac and kidney damage[2]
- Average survival from diagnosis is ~12 years[9]

Patients are seeking a drug-free, symptom-free life;
physicians also prioritize prevention of end-organ damage[10]

*Compared with the general population
ESKD, end-stage kidney disease

1. Lundberg IE, et al. Nat Rev Dis Primers. 2021;7(1):86. 2. Allanore Y, et al. Nat Rev Dis Primers. 2015;1:15002. 3. Zen M, et al. Eur J Intern Med. 2023;112:45–51. 4. Refai RH, et al. Sci Rep. 2024;14(1):5234. 5. Suh J, Amato AA. Muscle Nerve. 2024;70(2):166–172. 6. Murimi-Worstell IB, et al. BMJ Open. 2020;10(5):e031850. 7. Anders HJ, et al. Nat Rev Dis Primers. 2020;6(1):7. 8. Hoover PJ, Costenbader KH. Kidney Int. 2016;90(3):487–492. 9. Mayes MD. Rheum Dis Clin North Am. 2003;29(2):239-254. 10. Golder, et al. Lupus. 2018;27(3): 501-506

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Key inclusion and exclusion criteria in RESET™ clinical program

Designed to evaluate the safety and tolerability of CABA-201 in subjects with active, refractory disease

Key inclusion criteria[1–3]

Evidence of active disease despite prior or current treatment with standard of care

RESET-Myositis™	RESET-SLE™	RESET-SSc™
• Age ≥18 and ≤75 with a diagnosis of IIM (ASyS, DM, or IMNM) • Presence of at least one MSA • **JIIM**: Age ≥6 and ≤17 with presence of at least one MSA or MAA	• Age ≥18 and ≤65 with an SLE diagnosis • Positive ANA or anti-dsDNA at screening • **SLE (non-renal)**: active, moderate to severe SLE, SLEDAI-2K ≥8; pure class V LN patients eligible for this cohort • **LN**: active, biopsy-proven LN class III or IV (± class V)	• Age ≥18 and ≤70 with a limited or diffuse SSc diagnosis • Evidence of significant skin, pulmonary, renal, or cardiac involvement

Key exclusion criteria[1–3]

B cell-depleting agent within prior 3-6 months; Previous CAR T therapy and/or HSCT

RESET-Myositis™	RESET-SLE™	RESET-SSc™
• Cancer-associated myositis • Significant lung or cardiac impairment	• Presence of kidney disease other than LN • Current symptoms of severe, progressive, or uncontrolled pulmonary or cardiac disease	• Severe lung or cardiac impairment

ASyS, antisynthetase syndrome; CAR, chimeric antigen receptor; DM, dermatomyositis; HSCT, hematopoietic stem cell transplantation; IIM, idiopathic inflammatory myopathy; JIIM, juvenile idiopathic inflammatory myopathy; LN, lupus nephritis; MAA, myositis-associated antibody; MSA, myositis-specific antibodies; SLEDAI-2k, SLE disease activity index 2000; SSc, systemic sclerosis.

1. ClinicalTrials.gov. Available at: www.clinicaltrials.gov/study/NCT06121297 (accessed October 2024).
2. ClinicalTrials.gov. Available at: www.clinicaltrials.gov/study/NCT06328777 (accessed October 2024).
3. ClinicalTrials.gov. Available at: www.clinicaltrials.gov/study/NCT06154252 (accessed October 2024).

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RESET™ clinical trials have consistent design principles[1]

Individual trials in myositis, SLE, and SSc share common elements of preconditioning, dose, and study design

Screening	Leukapheresis and CABA-201 production	Preconditioning (Day -5 to Day -3)	Single infusion of CABA-201 (Day 1)	Primary endpoint: Incidence and severity of AEs (Day 29)	Study follow-up through Year 3†
	T cells isolated from patient's own PBMCs (autologous CAR T)	FLU 25 mg/m² x 3 days CY 1000 mg/m² x 1 day	Weight-based dosing 1×10⁶ cells/kg		Additional Endpoints







Additional Endpoints

- Clinical efficacy measuring:
  - Drug-free responses
  - Validated study-specific endpoints
- PK/PD analysis:
  - CABA-201 expansion
  - B cell depletion
  - B cell repopulation
- Adverse events & safety
- Biomarker analysis, including autoantibody levels

Prophylactic tocilizumab is not currently used in the RESET™ protocols

†Follow up period encompasses 15 years in total, aligned to regulatory guidance for CAR T cell therapies
AE, adverse event; CABA, Cabaletta Approach to B cell Ablation; FLU, fludarabine; CY, cyclophosphamide; PBMC, peripheral blood mononuclear cell; PD, pharmacodynamics; PK, pharmacokinetics
Cabaletta Bio: Data on file; 1. Peng BJ, et al. Mol Ther Methods Clin Dev. 2024;32(2):101267.

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Baseline characteristics of first 8 patients in the RESET™ program

All patients had active, refractory disease and most had failed B cell-targeting therapies

	RESET-Myositis™			RESET-SLE™				RESET-SSc™
Patient / Cohort	**IMNM-1**	**IMNM-2**	**DM-1**	**SLE-1†** Class V LN	**SLE-2**	**SLE-3**	**LN-1**	**SSc-Skin-1** (severe skin cohort)
Age, sex	33 M	60 M	57 M	26 M	36 F	44 F	24 F	66 F
Disease duration	~2 years	~4 years	~4 years	~6 years	~17 years	~9 years	~2 years	~2 years
Autoantibodies	SRP	HMGCR	SAE	dsDNA	dsDNA	dsDNA	dsDNA	RNA P III
Baseline Disease activity*	**MMT-8**			**SLEDAI-2K**				**mRSS**
	130	126	131	26	10	8	22	42
	CK (U/L)			**UPCR (mg/mg)**				
	617	4725	94	1.08†	n/a	n/a	7.22	
Therapies at Screening	GC, MTX	GC, IVIG	GC, MMF, HCQ	GC, MMF, HCQ	GC, AZA, HCQ	HCQ, MMF, BEL	GC, ANI, VOC, MMF, HCQ	MMF
Other prior therapies	RTX, IVIG	RTX, MMF, MTX	IVIG	CYC, BEL, VOC, TAC	MSC, RTX, ANI, BEL, ADA, MTX	GC, MTX	BEL, LEF	HCQ
GC dose at Screening (mg/day)	5	5	20	10	7	n/a	20	n/a

*Baseline disease activity = activity before pre-conditioning. † SLE-1 had class V LN; inclusion criteria for LN cohort requires class III/IV LN.
ADA, adalimumab; ANI, anifrolumab; AZA, azathioprine; BEL, belimumab; CK, creatinine kinase; dsDNA, double-stranded DNA; GC, glucocorticoid; HCQ, hydroxychloroquine; HMGCR, 3-hydroxy-3-methylglutaryl-coenzyme A reductase; IVIG, intravenous immunoglobulin; LEF, leflunomide; MMF, mycophenolate mofetil; MMT-8, manual muscle testing 8; mRSS, modified Rodnan skin score; MSC, mesenchymal stem cell; MTX, methotrexate; RNA P III, RNA polymerase III; RTX, rituximab; SAE, small ubiquitin-like modifier activating enzyme; SRP, signal recognition particle; TAC, tacrolimus; U/L, units per liter; UPCR, urinary protein-to-creatinine ratio; VOC, voclosporin.
Cabaletta Bio: Data on file.

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Incidence and severity of adverse events in the first 8 patients*

	RESET-Myositis™			RESET-SLE™				RESET-SSc™
Cohort	**IMNM**		**DM**	**Non-renal SLE**			**LN**	**SSc – Severe Skin**
Patient	**IMNM-1**	**IMNM-2**	**DM-1**	**SLE-1**	**SLE-2**	**SLE-3**	**LN-1**	**SSc-Skin-1**
CRS†	None	None	None	None	Grade 1	None	Grade 1	Grade 2
ICANS†	None	None	None	None	None	None	Grade 4	None
Serious infections‡	None	None	None	None	None	None	None	None
Hypogammaglobulinemia	None	None	None	None	None	None	Grade 2	None
Related SAEs (Grade)§ (excluding CRS and ICANS)	None	None	None	None	None	None	Fever (1) Pancytopenia¶ (4)	None
Unrelated SAEs (Grade)§	None	Back Pain (3) PE# (4)	None	None	None	None	None	Neutropenia (4) (FLU/CY related)

*As of Nov 1, 2024; Primary endpoint is incidence and severity of Adverse Events through Day 29. †Graded per ASTCT Consensus Grading Criteria. Of these patients, only DM-1, SLE-2, SLE-3, and SSc-Skin-1 received medication for seizure prophylaxis. Tocilizumab was not administered for any cases of CRS. ‡Coded in System Organ Class of Infections and Infestations and meets seriousness criteria. §As assessed per FDA guidelines.

#Patient with Factor V Leiden heterozygosity (increased risk for thrombosis), recent intravenous immunoglobulin treatment, history of myocardial infarction, recent hospitalization for back pain & fatigue with decreased mobility. Undetectable CABA-201 levels since Day 22. Event occurred at Day 38 and was reported as PE leading to cardiac arrest, followed by successful pulmonary artery thrombectomy.
¶Consistent with "Prolonged Cytopenias," which is a labeled warning and precaution for approved oncology CAR T products.

CRS, cytokine release syndrome; ICANS, immune effector cell-associated neurotoxicity syndrome; PE, pulmonary embolism; SAE, serious adverse event
Cabaletta Bio: Data on file.

Cabaletta Bio® 16

Consistent and complete B cell depletion by Day 22[1]

In patients with >3-month follow-up, B cell repopulation with naïve cells started as early as 8 weeks

B cell depletion & CABA-201 expansion through Day 30


B cells/µL Blood
80
60
40
20
0
*
−10
0
10
20
30
CABA-201 cells/µL Blood
10^2
10^1
10^0
0
Days post infusion
SLE-1
SLE-2
LN-1
DM-1
IMNM-1
IMNM-2
SSc-Skin-1

B cell depletion/repopulation & CABA-201 expansion through Day 150


B cells/µL Blood
80
60
40
20
0
*
0
50
100
150
CABA-201 cells/µL Blood
10^2
10^1
10^0
0
Days post infusion
SLE-1
SLE-2
LN-1
DM-1
IMNM-1
IMNM-2
SSc-Skin-1

CABA-201 exhibited a PK/PD profile with peak expansion between Day 8 and 15 as expected, with a later 2nd peak for the first LN patient

PK, pharmacokinetic; PD, pharmacodynamic
* Pre-infusion B-cell levels were measured at pre-preconditioning for all subjects other than IMNM-2 where apheresis was used
1. Nunez et al. Correlative Studies of CABA-201 from the RESET-Myositis™ and RESET-SLE™ Clinical Trials. Presented at ACR Convergence 2024. Abstract 0324

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RESET-Myositis : Early efficacy data following CABA-201 infusion st ‡ 1 known adult DM patient dosed with CAR T demonstrated compelling early response off immunosuppressants Disease activity & improvement measures DM patient demonstrated a major TIS response at Day 29 CK CDASI-A TIS 1000 25 Discontinued all 100 immunosuppressants 800 90 9 600 80 400 70 Baseline Day 29 200 DM-1 60 0 Baseline Day 29 Week 8 Week 12 Week 16 Week 20 Week 24 50 40 MMT-8 Normal strength 30 150 20 140 10 0 130 120 Baseline Day 29 Week 8 Week 12 Week 16 Week 20 Week 24 DM-1 DM-1 MMF, HCQ Discontinued: ‡ As of Nov 1, 2024 18 CDASI-A, Cutaneous Dermatomyositis Disease Area and Severity Index – Activity; TIS, total improvement score; U/L, units per liter. Cabaletta Bio: Data on file. CK (U/L) MMT-8 TIS None Minor Moderate Major

RESET-Myositis : Efficacy data following CABA-201 infusion st ‡ 1 IMNM patient with longer follow up demonstrated continuing response off immunosuppressants without flares st Disease activity & improvement measures 1 IMNM patient showed a moderate TIS response at Week 24 TIS (N=3) CK (N=3) 100 5000 Discontinued all 90 immunosuppressants 4000 80 3000 70 2000 60 1000 50 0 Baseline Day 29 Week 8 Week 12 Week 16 Week 20 Week 24 40 30 MMT-8 (N=3) Normal strength 150 20 140 10 130 0 120 110 IMNM-1 IMNM-2 DM-1 Baseline Day 29 Week 8 Week 12 Week 16 Week 20 Week 24 Discontinued: MTX IVIG MMF, HCQ IMNM-1 IMNM-2 DM-1 1 Initial clinical responses in IMNM are consistent with published data ; response kinetics may differ among myositis subtypes ‡ As of Nov 1, 2024 19 Cabaletta Bio: Data on file. 1. Schett, G. 'CAR-T Cell Therapy: The Future is Now. ' 5th Global Conference on Myositis. iMyoS. Pittsburgh, PA. CK (U/L) MMT-8 TIS None Minor Moderate Major

RESET-SLE : Efficacy data in SLE following CABA-201 infusion ‡ All 3 SLE patients demonstrated clinical responses off immunosuppressants; first patient completed steroid taper SLE-1 (Class V LN) SLE-2 SLE-3 30 30 30 26 25 25 25 20 20 20 Discontinued Discontinued Discontinued AZA, HCQ GC, MMF, HCQ HCQ, MMF, BEL 15 15 15 10 10 10 8 8 10 dsDNA 4 5 5 Low complement 5 2 dsDNA Proteinuria Low complement (Class V LN) 0 0 0 Baseline Week 24 Baseline Day 29 Baseline Day 29 Clinical Criteria Laboratory Criteria Increased Proteinuria Pyuria Vasculitis Pleurisy Rash DNA binding Arthritis Low complement Hematuria Leukopenia Alopecia No clinical symptoms on SLEDAI-2K through latest follow up, including SLE-1 with isolated Class V LN (non-renal cohort) with persistent proteinuria as expected ‡ As of Nov 1, 2024 SLEDAI-2k, SLE disease activity index 2000. 20 Cabaletta Bio: Data on file. SLEDAI-2K SLEDAI-2K SLEDAI-2K

RESET-SLE : Efficacy data in LN following CABA-201 infusion ‡ LN-1 demonstrated marked improvement of proteinuria off all immunosuppressants, continuing steroid taper st UPCR decreased from 7.22 to 0.63 mg/mg at Week 16 1 LN patient SLEDAI reduced by 14 points at Week 16 Discontinued all Proteinuria SLEDAI-2K immunosuppressants 30 8 7.22 7 25 22 6 dsDNA 5 20 Discontinued Complement ANI, VOC, MMF, HCQ Rash 4 15 Pyuria 3 2 Proteinuria 10 8 1 Alopecia 0.63 Hematuria 0 5 Rash Proteinuria Arthritis 0 Baseline Week 16 LN-1 LN-1 proteinuria markedly improved by Week 8 with alopecia/rash as the remaining clinical manifestations at Week 16 after discontinuing all immunosuppressants & continuing prednisone taper ‡ As of Nov 1, 2024 SLEDAI-2k, SLE disease activity index 2000; UPCR, urinary protein-to-creatinine ratio. 21 Cabaletta Bio: Data on file. UPCR (mg/mg) SLEDAI-2K

ICANS event timeline in first LN patient

Patient with recent fever in setting of acute and severe inflammation

- 24-year-old female with SLE for ~2 years and with active class III LN
- Active, severe (SLEDAI-2K = 22; UPCR = 7.22 mg/mg) refractory disease despite 5 systemic treatments* for SLE at screening

Day -7 to -5: Pre-Conditioning

Day 1: CABA-201 infusion

Pre-infusion period

Post-infusion period

Day -18: Fever/relapsing pericardial effusion (resolved in 1 day)

Day -4: Fever/worsening anemia (resolved in 3 days)

Day 9: Grade 1 CRS

Day 10: Grade 4 ICANS
- Arousable; unable to speak
- Subclinical seizure activity on EEG
- No evidence of elevated intracranial pressure or cerebral edema

Day 12: ICANS fully resolved
- Managed with standard therapies

Patient had acute, febrile inflammatory events & highly elevated pro-inflammatory cytokines‡ pre-infusion that continued after treatment, suggesting a possible occult infection; supportive data from TCR clonal sequencing[1]

*Therapies at Screening: glucocorticoids, anifrolumab, voclosporin, mycophenolate mofetil, hydroxychloroquine
‡MIP-1β, IL-27
Cabaletta Bio: Data on file. 1. Nunez et al. Correlative Studies of CABA-201 from the RESET-Myositis™ and RESET-SLE™ Clinical Trials. Presented at ACR Convergence 2024. Abstract 0324

Cabaletta Bio® 22

Outcomes in first LN patient 4 months post-treatment

Compelling clinical response since discontinuation of all immunosuppressants, continuing steroid taper

Patient Month 4 Follow-up*
• Off all immunosuppressants‡ • Prednisone 8mg/day; taper ongoing • SLEDAI-2K: 22 → 8 • UPCR (mg/mg): 7.22 → 0.63



SLEDAI-2K
SLEDAI-2K
30
25
20
15
10
5
0
22
dsDNA
Complement
Rash
Pyuria
Proteinuria
Hematuria
Arthritis
Discontinued
ANI, VOC, MMF, HCQ
8
Alopecia
Rash
Proteinuria
Baseline
Week 16

"Overall, I feel much better than I felt before CABA-201 therapy. I have much more energy, I have significantly less joint pain and inflammation, my proteinuria has improved, I no longer have any mouth sores, and I am getting back to my normal self!

At 25 years old, my kidneys were not functioning properly and continued to get worse despite all of the strong medications I was on. I had multiple occurrences of fluid around my heart. CABA-201 has put a stop to that and has allowed my body to heal. Although I faced complications afterwards, I believe the improvement that I have seen in both my numbers and how I feel, was far worth it.

If I had the choice, I would choose to receive CABA-201 again…. "

- LN-1 patient at 4 months post-therapy

*As of Nov 1, 2024
‡Therapies at Screening: glucocorticoids, anifrolumab, voclosporin, mycophenolate mofetil, hydroxychloroquine
Cabaletta Bio: Data on file.

Cabaletta Bio®
23

Emerging efficacy data 42 days post infusion in first SSc patient Early disease improvements in face and hands after discontinuation of disease-specific medication 1 1 1 Baseline mRSS score by body area Overall mRSS score Day 42 mRSS score by body area Baseline Day 22 Day 42 mRSS 42 38 36 • Modified Rodnan Skin Score (mRSS): a measure of skin thickness in SSc across 17 1 body areas, with a maximum score of 51 0 None 0 None • Used as an outcome measure in SSc clinical trials as a surrogate for disease activity, 1 Mild 1 Mild 1 severity and mortality Moderate 2 Moderate 2 3 Severe 3 Severe ‡ Early clinical data in SSc-Skin-1 indicate potential emergence of a drug-free clinical response ‡ As of Nov 1, 2024 patient is not taking immunosuppressants or steroids 24 Cabaletta Bio: Data on file. 1. Khanna D, et al. J Scleroderma Relat Disord. 2017;2(1):11–18.

Conclusions 25

Summary from clinical & translational data on the first 8 patients • CABA-201 appears to have a favorable risk-benefit profile • In patients with recent fever or infections, delaying CAR T infusion should be considered • CABA-201 provided compelling efficacy in highly active and refractory autoimmune patients through the follow-up period • Initial data support the potential for drug-free clinical responses • All patients discontinued all immunosuppressants • SLE patients with longer follow-up: steroid taper completed or ongoing (prednisone 8mg/day) 1 • The PK/PD data support the current dose of CABA-201 TM TM 26 1. Nunez et al. Correlative Studies of CABA-201 from the RESET-Myositis and RESET-SLE Clinical Trials. Presented at ACR Convergence 2024. Abstract 0324

Realizing the vision to transform autoimmune disease treatment

Engineered CABA-201 specifically for use in autoimmune patients
- *Leveraging insights from academic clinical data*[1]

Executing IND specific clinical program to potentially accelerate path to regulatory approval
- *No requirement for dose escalation*
- *Independent, parallel 6-patient cohorts*
- *Increased enrollment observed at industry-leading 40 US clinical sites*

2H24:
Additional clinical data in myositis & SLE at ACR 2024
Initial clinical data in SSc at ACR 2024

1H25:
Initial clinical data in MG

2025:
Meet with FDA on potential registrational CABA-201 trial designs

FDA fast track designation granted for CABA-201 in multiple indications[2]

Cash runway into 1H26

Innovations in development

- **Securing efficient & scalable commercial manufacturing**
- **Advancing whole blood program to replace apheresis**
- **Enrolling PV trial of CABA-201 without preconditioning**

SLE – Systemic lupus erythematosus; SSc – Systemic sclerosis; PV – Pemphigus vulgaris; ACR 2024 – American College of Rheumatology 2024 annual meeting from November 14-19, 2024.
1. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700. The construct utilized in these studies has a similar design to CABA-201, sharing the 4-1BB costimulatory domain, but is a different construct.
2. FDA Fast Track Designation received in dermatomyositis, SLE, lupus nephritis and systemic sclerosis.

Cabaletta Bio® 27

Q&A 28